UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY
Investment Company Act file number 811-05715
The Gabelli Convertible and Income Securities Fund Inc.
(Exact name of registrant as specified in charter)
One Corporate Center
Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)
Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-422-3554
Date of fiscal year end: December 31
Date of reporting period: September 30, 2010
Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.
The Schedule(s) of Investments is attached herewith.

The Gabelli Convertible and Income Securities Fund Inc. Third Quarter Report September 30, 2010

Mario J. Gabelli, CFA
To Our Shareholders,
     During the third quarter of 2010, The Gabelli Convertible and Income Securities Fund’s (the “Fund”) total return was 7.4% on a net asset value (“NAV”) basis compared with gains of 11.3%, 3.3%, and 9.6% for the Standard & Poor’s (“S&P”) 500 Index, the Barclays Capital Government/Corporate Bond Index, and the Lipper Convertible Securities Fund Average, respectively. The total return for the Fund’s publicly traded shares was 7.3% during the third quarter of 2010.
     Enclosed is the investment portfolio as of September 30, 2010.
Comparative Results
Average Annual Returns through September 30, 2010 (a) (Unaudited)

										Since
		Year to								Inception
	Quarter	Date	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year		(07/03/89)
Gabelli Convertible and Income Securities Fund
NAV Total Return (b)	7.36%	4.85%	8.83%	(1.85)%	2.95%	3.63%	4.99%	6.48%		6.50%
Investment Total Return (c)	7.31	7.53	12.07	(3.28)	(0.02)	4.38	5.44	N/A	(d)	5.26	(d)
S&P 500 Index	11.30	3.91	10.18	(7.15)	0.64	(0.43)	6.45	9.05		8.51	(e)
Barclays Capital Government/Corporate Bond Index	3.28	8.95	8.73	7.46	6.15	6.52	6.44	7.30		7.23	(e)
Lipper Convertible Securities Fund Average	9.64	8.04	13.32	(0.71)	3.64	3.09	6.97	9.40		8.55	(e)

(a)	Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The S&P 500 Index is an unmanaged indicator of stock market performance. The Barclays Capital Government/Corporate Bond Index is an unmanaged market value weighted index that tracks the total return performance of fixed rate, publicly placed, dollar denominated obligations. The Lipper Convertible Securities Fund Average reflects the average performance of open-end mutual funds classified in this particular category. Dividends and interest income are considered reinvested. You cannot invest directly in an index.

(b)	Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $10.00.

(c)	Total returns and average annual returns reflect changes in closing market values on the New York Stock Exchange, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $11.25.

(d)	The Fund converted to closed-end status on March 31, 1995 and had no operating history on the New York Stock Exchange prior to that date.

(e)	From June 30, 1989, the date closest to the Fund’s inception for which data is available.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
SCHEDULE OF INVESTMENTS
September 30, 2010 (Unaudited)

Principal		Market
Amount		Value
	CONVERTIBLE CORPORATE BONDS — 28.0%
	Aerospace — 3.1%
	GenCorp Inc., Sub. Deb. Cv.,
$1,800,000	2.250%, 11/15/24	$1,746,000
1,600,000	4.063%, 12/31/39 (a)	1,450,000

		3,196,000

	Automotive — 0.7%
600,000	Navistar International Corp., Sub. Deb. Cv., 3.000%, 10/15/14	677,250

	Automotive: Parts and Accessories — 2.1%
2,114,000	Standard Motor Products Inc., Sub. Deb. Cv., 15.000%, 04/15/11 (b)	2,116,114

	Broadcasting — 4.1%
4,000,000	Sinclair Broadcast Group Inc., Sub. Deb. Cv., 6.000%, 09/15/12	3,950,000
200,000	Sirius XM Radio Inc., Sub. Deb. Cv., 7.000%, 12/01/14 (a)	219,000

		4,169,000

	Business Services — 1.8%
1,700,000	The Interpublic Group of Companies Inc., Cv., 4.250%, 03/15/23	1,848,750

	Cable and Satellite — 0.0%
400,000	Adelphia Communications Corp., Sub. Deb. Cv., 3.250%, 05/01/21† (b)	0

	Computer Hardware — 3.6%
4,000,000	SanDisk Corp., Cv., 1.000%, 05/15/13	3,690,000

	Consumer Products — 0.2%
200,000	Eastman Kodak Co., Cv., 7.000%, 04/01/17 (a)	185,250

	Diversified Industrial — 4.4%
3,000,000	Griffon Corp., Sub. Deb. Cv., 4.000%, 01/15/17 (a)	3,195,000
1,400,000	Roper Industries Inc., Sub. Deb. Cv. (STEP), 0.000%, 01/15/34†	1,113,000
50,000	Textron Inc., Ser. TXT, Cv., 4.500%, 05/01/13	85,500
100,000	Trinity Industries Inc., Sub. Deb. Cv., 3.875%, 06/01/36	91,000

		4,484,500

	Electronics — 0.1%
100,000	Intel Corp., Sub. Deb. Cv., 3.250%, 08/01/39	117,250

	Energy and Utilities — 1.4%
100,000	Seadrill Ltd., Cv., 3.625%, 11/08/12	112,000
900,000	Transocean Ltd., Ser. A, Cv., 1.625%, 12/15/37	897,750
400,000	UniSource Energy Corp., Cv., 4.500%, 03/01/35 (a)	402,500

		1,412,250

	Entertainment — 0.1%
50,000	Take-Two Interactive Software Inc., Cv., 4.375%, 06/01/14	59,250
100,000	THQ Inc., Cv., 5.000%, 08/15/14	90,125

		149,375

	Environmental Services — 0.4%
350,000	Covanta Holding Corp., Cv., 3.250%, 06/01/14	395,063

	Financial Services — 1.7%
1,500,000	Janus Capital Group Inc., Cv., 3.250%, 07/15/14	1,717,500

	Food and Beverage — 0.6%
630,000	Spartan Stores Inc., Cv., 3.375%, 05/15/27	571,725

	Health Care — 0.7%
100,000	Chemed Corp., Cv., 1.875%, 05/15/14	96,250
100,000	Kinetic Concepts Inc., Cv., 3.250%, 04/15/15 (a)	100,625
150,000	Thoratec Corp., Sub. Deb. Cv. (STEP), 1.380%, 05/16/34	164,625
400,000	Wright Medical Group Inc., Cv., 2.625%, 12/01/14	357,500

		719,000

	Hotels and Gaming — 1.2%
900,000	Gaylord Entertainment Co., Cv., 3.750%, 10/01/14 (a)	1,179,000

	Metals and Mining — 0.2%
100,000	Alcoa Inc., Cv., 5.250%, 03/15/14	201,125

See accompanying notes to schedule of investments.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2010 (Unaudited)

Principal		Market
Amount		Value
	CONVERTIBLE CORPORATE BONDS (Continued)
	Retail — 1.6%
$60,000	Costco Wholesale Corp., Sub. Deb. Cv., Zero Coupon, 08/19/17	$88,125
100,000	Pier 1 Imports Inc., Cv. (STEP), 6.375%, 02/15/36	101,625
2,000,000	The Great Atlantic & Pacific Tea Co. Inc., Cv., 5.125%, 06/15/11	1,457,500

		1,647,250

	TOTAL CONVERTIBLE CORPORATE BONDS	28,476,402

Shares
	CONVERTIBLE PREFERRED STOCKS — 3.7%
	Automotive — 1.4%
30,000	Ford Motor Co. Capital Trust II, 6.500% Cv. Pfd.	1,437,300

	Business Services — 0.0%
20,000	Key3Media Group Inc. (STEP), 5.500% Cv. Pfd., Ser. B† (b)	117

	Communications Equipment — 0.5%
600	Lucent Technologies Capital Trust I, 7.750% Cv. Pfd.	486,000

	Energy and Utilities — 0.9%
6,000	AES Trust III, 6.750% Cv. Pfd.	292,080
500	El Paso Corp., 4.990% Cv. Pfd. (a)	569,625
300	El Paso Energy Capital Trust I, 4.750% Cv. Pfd.	11,475
5	Whiting Petroleum Corp., 6.250%, Cv. Pfd.	1,155

		874,335

	Financial Services — 0.0%
20,000	Federal National Mortgage Association, 8.750%, Cv. Pfd., Ser. 08-1	8,200

	Health Care — 0.0%
100	Elite Pharmaceuticals Inc., $2.32 Cv. Pfd., Ser. C† (b)(c)	5,727

	Telecommunications — 0.5%
14,000	Cincinnati Bell Inc., 6.750% Cv. Pfd., Ser. B	546,000

	Transportation — 0.4%
2,500	GATX Corp., $2.50 Cv. Pfd., Ser. A (b)	366,250

	TOTAL CONVERTIBLE PREFERRED STOCKS	3,723,929

	COMMON STOCKS — 34.8%
	Aerospace — 0.7%
1,000	Rockwell Automation Inc.	61,730
65,000	Rolls-Royce Group plc†	616,222

		677,952

	Automotive: Parts and Accessories — 1.3%
30,000	Genuine Parts Co.	1,337,700

	Cable and Satellite — 0.1%
493,409	Adelphia Recovery Trust† (b)	0
2,000	Rogers Communications Inc., Cl. B	74,860

		74,860

	Communications Equipment — 0.3%
17,000	Corning Inc.	310,760

	Computer Hardware — 0.9%
7,000	International Business Machines Corp.	938,980

	Computer Software and Services — 1.7%
8,000	Diebold Inc.	248,720
9,000	Furmanite Corp.†	43,920
20,000	McAfee Inc.†	945,200
20,000	Microsoft Corp.	489,800

		1,727,640

	Consumer Products — 1.2%
2,000	Kimberly-Clark Corp.	130,100
40,000	Swedish Match AB	1,067,007

		1,197,107

	Diversified Industrial — 2.1%
100,000	General Electric Co.	1,625,000
355,000	National Patent Development Corp.†	493,450
880	Textron Inc.	18,093

		2,136,543

	Energy and Utilities — 8.3%
4,400	Anadarko Petroleum Corp.	251,020
6,000	BP plc, ADR	247,020
1,500	CH Energy Group Inc.	66,240
8,000	Chevron Corp.	648,400
5,000	ConocoPhillips	287,150
6,000	CONSOL Energy Inc.	221,760
3,000	Devon Energy Corp.	194,220
15,000	Exxon Mobil Corp.	926,850
50,000	Great Plains Energy Inc.	945,000
14,000	Halliburton Co.	462,980
38,000	Mirant Corp.†	378,480
1,200,000	Mirant Corp., Escrow† (b)	0
20,000	National Fuel Gas Co.	1,036,200
See accompanying notes to schedule of investments.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2010 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS (Continued)
	Energy and Utilities (Continued)
18,000	NextEra Energy Inc.	$979,020
20,000	Northeast Utilities	591,400
10,000	Progress Energy Inc., CVO†	1,500
16,000	Royal Dutch Shell plc, Cl. A, ADR	964,800
12,000	SJW Corp.	295,560

		8,497,600

	Equipment and Supplies — 0.1%
3,000	Mueller Industries Inc.	79,470

	Financial Services — 6.8%
24,000	AllianceBernstein Holding LP	633,840
34,000	American Express Co.	1,429,020
20,000	AmeriCredit Corp.†	489,200
2,500	Deutsche Bank AG	137,325
6,000	GAM Holding Ltd.†	90,978
5,000	HSBC Holdings plc, ADR	252,950
5,000	JPMorgan Chase & Co.	190,350
13,000	Julius Baer Group Ltd.	473,220
10,000	Marsh & McLennan Companies Inc.	241,200
13,000	Morgan Stanley	320,840
6,000	Royal Bank of Canada	312,780
33,000	The Bank of New York Mellon Corp.	862,290
60,000	Wells Fargo & Co.	1,507,800

		6,941,793

	Food and Beverage — 3.1%
6,500	Dr. Pepper Snapple Group Inc.	230,880
2,000	General Mills Inc.	73,080
7,021	Kraft Foods Inc., Cl. A	216,668
100,000	Parmalat SpA	256,564
200,000	Parmalat SpA, GDR (a)(c)	513,860
1,020	Pernod-Ricard SA	85,169
30,000	The Coca-Cola Co.	1,755,600

		3,131,821

	Health Care — 4.1%
5,000	Baxter International Inc.	238,550
3,000	Covidien plc	120,570
33,000	Eli Lilly & Co.	1,205,490
157,442	Elite Pharmaceuticals Inc.†	9,447
18,000	Johnson & Johnson	1,115,280
5,000	Merck & Co. Inc.	184,050
55,000	Pfizer Inc.	944,350
10,000	UnitedHealth Group Inc.	351,100

		4,168,837

	Machinery — 0.0%
1,000	Mueller Water Products Inc., Cl. A	3,020

	Retail — 1.0%
13,000	Wal-Mart Stores Inc.	695,760
10,000	Walgreen Co.	335,000

		1,030,760

	Specialty Chemicals — 0.1%
3,000	International Flavors & Fragrances Inc.	145,560

	Telecommunications — 2.9%
10,000	BCE Inc.	325,000
4,000	Belgacom SA	155,983
3,000	Philippine Long Distance Telephone Co., ADR	179,580
2,800	Swisscom AG	1,129,232
16,000	Telekom Austria AG	240,805
27,000	Verizon Communications Inc.	879,930

		2,910,530

	Transportation — 0.1%
4,000	GATX Corp.	117,280

	Wireless Communications — 0.0%
2,000	Turkcell Iletisim Hizmetleri A/S, ADR	33,520
49	Winstar Communications Inc.† (b)	0

		33,520

	TOTAL COMMON STOCKS	35,461,733

	PREFERRED STOCKS — 0.0%
	Telecommunications — 0.0%
3,679	PTV Inc., 10.000% Pfd., Ser. A†	294

	RIGHTS — 0.0%
	Financial Services — 0.0%
2,500	Deutsche Bank AG, expire 10/05/10†	12,425

	WARRANTS — 0.0%
	Food and Beverage — 0.0%
1,300	Parmalat SpA, GDR, expire 12/31/15† (a)(b)(c)	877

	Health Care — 0.0%
12,930	Elite Pharmaceuticals Inc., expire 04/24/12† (b)(c)	48

	TOTAL WARRANTS	925

See accompanying notes to schedule of investments.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2010 (Unaudited)

Principal		Market
Amount		Value
	CORPORATE BONDS — 2.0%
	Consumer Products — 0.0%
$1,500,000	Pillowtex Corp., Sub. Deb., 9.000%, 12/15/10† (b)	$0

	Electronics — 0.3%
300,000	Stoneridge Inc., 11.500%, 05/01/12	302,625

	Energy and Utilities — 0.7%
1,000,000	Texas Competitive Electric Holdings Co. LLC, Ser. B (STEP), 10.250%, 11/01/15	660,000

	Health Care — 0.0%
150,000	Sabratek Corp., Sub. Deb., 6.000%, 04/15/11† (b)	0

	Machinery — 1.0%
1,000,000	Terex Corp., Sub. Deb., 7.375%, 01/15/14	1,027,500

	Manufactured Housing and Recreational Vehicles — 0.0%
103,000	Fleetwood Enterprises Inc., 14.000%, 12/15/11† (b)	15,836

	Telecommunications — 0.0%
	AMNEX Inc., Sub. Deb.,
30,000	8.500%, 09/25/49† (b)	0
50,000	8.500%, 09/25/49† (a)(b)(c)	0

		0

	TOTAL CORPORATE BONDS	2,005,961

	U.S. GOVERNMENT OBLIGATIONS — 31.5%
32,070,000	U.S. Treasury Bills, 0.077% to 0.224%††, 10/07/10 to 03/17/11	32,056,916

TOTAL INVESTMENTS — 100.0% (Cost $98,482,918)		$101,738,585

	Aggregate tax cost	$98,989,973

	Gross unrealized appreciation	$7,272,057
	Gross unrealized depreciation	(4,523,445)

	Net unrealized appreciation/depreciation	$2,748,612

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2010, the market value of Rule 144A securities amounted to $7,815,737 or 7.68% of total investments. Except as noted in (c), these securities are liquid.

(b)	Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At September 30, 2010, the market value of fair valued securities amounted to $2,504,969 or 2.46% of total investments.

(c)	At September 30, 2010, the Fund held investments in restricted and illiquid securities amounting to $520,512 or 0.51% of total investments, which were valued under methods approved by the Board of Directors as follows:

Acquisition
Shares/				09/30/2010
Principal		Acquisition	Acquisition	Carrying Value
Amount	Issuer	Date	Cost	Per Unit
$50,000	AMNEX Inc., Sub. Deb., 8.500%, 09/25/49	09/15/97	$48,801	—
100	Elite Pharmaceuticals Inc., $2.32 Cv. Pfd., Ser. C	04/25/07	91,465	$57.2700
12,930	Elite Pharmaceuticals Inc., Warrants expire 04/24/12	04/25/07	8,535	0.0037
200,000	Parmalat SpA, GDR	04/10/03	809,275	2.5693
1,300	Parmalat SpA, GDR, Warrants expire 12/31/15	11/09/05	—	0.6746

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt

CVO	Contingent Value Obligation

GDR	Global Depositary Receipt

STEP	Step coupon bond. The rate disclosed is that in effect at September 30, 2010.
See accompanying notes to schedule of investments.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC. (the “Fund”)
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
          The Fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).
          Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.
          Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.
          The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)
          A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of September 30, 2010 is as follows:

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
	Quoted	Other Significant	Significant	Market Value
	Prices	Observable Inputs	Unobservable Inputs	at 9/30/10
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Convertible Corporate Bonds	$112,000	$28,364,402	$0	$28,476,402

Convertible Preferred Stocks:
Business Services	—	—	117	117
Health Care	—	—	5,727	5,727
Transportation	—	366,250	—	366,250
Other Industries (a)	3,351,835	—	—	3,351,835

Total Convertible Preferred Stocks	3,351,835	366,250	5,844	3,723,929

Common Stocks:
Cable and Satellite	74,860	—	0	74,860
Energy and Utilities	8,496,100	1,500	0	8,497,600
Wireless Communications	33,520	—	0	33,520
Other Industries (a)	26,855,753	—	—	26,855,753

Total Common Stocks	35,460,233	1,500	0	35,461,733

Preferred Stocks (a)	—	—	294	294
Rights (a)	12,425	—	—	12,425
Warrants (a)	—	925	—	925
Corporate Bonds	—	1,990,125	15,836	2,005,961
U.S. Government Obligations	—	32,056,916	—	32,056,916

TOTAL INVESTMENTS IN SECURITIES — ASSETS	$38,936,493	$62,780,118	$21,974	$101,738,585

OTHER FINANCIAL INSTRUMENTS:
ASSETS (Unrealized Appreciation): *
EQUITY CONTRACT
Contract for Difference Swap Agreement	$—	$16,528	$—	$16,528

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.

*	Other financial instruments are derivatives not reflected in the SOI, such as futures, forwards, and swaps, which are valued at the unrealized appreciation/depreciation of the instrument.
          The Fund did not have significant transfers between Level 1 and Level 2 during the period ended September 30, 2010.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)
          The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

									Net change
									in unrealized
									appreciation/
									depreciation
				Change in					during the
	Balance	Accrued	Realized	unrealized	Net	Transfers	Transfers	Balance	period on Level 3
	as of	discounts/	gain/	appreciation/	purchases/	into	out of	as of	investments held
	12/31/09	(premiums)	(loss)	depreciation	(sales)	Level 3†	Level 3†	9/30/10	at 9/30/10

INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Convertible Corporate Bonds	$0	$—	$—	$—	$—	$—	$—	$0	$—
Convertible Preferred Stocks:
Business Services	117	—	(1,347,183)	1,347,183	(0)	—	—	117	—
Health Care	8,832	—	—	(3,105)	—	—	—	5,727	(3,105)

Total Convertible Preferred Stocks	8,949	—	(1,347,183)	1,344,078	(0)	—	—	5,844	(3,105)

Common Stocks:
Cable and Satellite	0	—	—	—	—	—	—	0	—
Energy and Utilities	0	—	—	—	—	—	—	0	—
Wireless Communications	0	—	—	—	—	—	—	0	—

Total Common Stocks	0	—	—	—	—	—	—	0	—

Preferred Stocks:
Telecommunications	—	—	—	—	—	294	—	294	—
Corporate Bonds	35,120	—	—	(19,284)	—	—	—	15,836	(19,284)

TOTAL INVESTMENTS IN SECURITIES	$44,069	$—	$(1,347,183)	$1,324,794	$(0)	$294	$—	$21,974	$(22,389)

†	The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the beginning of the reporting period.
          In January 2010, the Financial Accounting Standards Board (“FASB”) issued amended guidance to improve disclosure about fair value measurements which requires additional disclosures about transfers between Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements in the reconciliation of fair value measurements using significant unobservable inputs (Level 3). FASB also clarified existing disclosure requirements relating to the levels of disaggregation of fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2009 and interim periods within those fiscal years. Management has adopted the amended guidance and determined that there was no material impact to the Fund’s financial statements except for additional disclosures made in the notes. Disclosures about purchases, sales, issuances, and settlements in the rollforward of activity in Level 3 fair value measurements are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact of the additional disclosure requirements on the Fund’s financial statements.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/loss on investments.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)
Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.
Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Restricted and Illiquid Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted and illiquid securities the Fund held as of September 30, 2010, refer to the Schedule of Investments.
Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purpose of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.
          The Fund’s derivative contracts held at September 30, 2010, if any, are not accounted for as hedging instruments under GAAP.
          Swap Agreements. The Fund may enter into equity and contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In a swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)
          The Fund has entered into an equity contract for difference swap agreement with The Goldman Sachs Group, Inc. Details of the swap at September 30, 2010 are as follows:

Notional	Equity Security	Interest Rate/	Termination	Net Unrealized
Amount	Received	Equity Security Paid	Date	Appreciation
	Market Value Appreciation on:	One month LIBOR plus 90 bps plus Market Value Depreciation on:
$433,636 (47,500 Shares)	Rolls-Royce Group plc	Rolls-Royce Group plc	6/27/11	$16,528
          The Fund’s volume of activity in equity contract for difference swap agreements during the period ended September 30, 2010 had an average monthly notional amount of approximately $412,640.
          Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, which are included in unrealized appreciation/depreciation on futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.
          There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. During the period ended September 30, 2010, the Fund had no investments in futures contracts.
          Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
          The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. During the period ended September 30, 2010, the Fund had no investments in forward foreign exchange contracts.
          The following table summarizes the net unrealized appreciation of derivatives held at September 30, 2010 by primary risk exposure:

Net Unrealized
Appreciation at
Asset Derivatives:	September 30, 2010

Equity Contract	$16,528
Tax Information. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.
          At December 31, 2009, the Fund had net capital loss carryforwards for federal income tax purposes of $6,349,308, which are available to reduce future required distributions of net capital gains to shareholders through 2017.

DIRECTORS AND OFFICERS
THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
One Corporate Center, Rye, NY 10580-1422

Directors
Mario J. Gabelli, CFA
Chairman & Chief Executive Officer,
GAMCO Investors, Inc.

E. Val Cerutti
Chief Executive Officer,
Cerutti Consultants, Inc.

Anthony J. Colavita
President,
Anthony J. Colavita, P.C.

Dugald A. Fletcher
President, Fletcher & Company, Inc.

Anthony R. Pustorino
Certified Public Accountant,
Professor Emeritus, Pace University

Werner J. Roeder, MD
Medical Director,
Lawrence Hospital

Anthonie C. van Ekris
Chairman, BALMAC International, Inc.

Salvatore J. Zizza
Chairman, Zizza & Co., Ltd.

Officers
Bruce N. Alpert
President

Peter D. Goldstein
Chief Compliance Officer

Christopher Haydon
Ombudsman

Laurissa M. Martire
Vice President

Agnes Mullady
Treasurer & Secretary
Investment Adviser
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422
Custodian
State Street Bank and Trust Company
Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
Transfer Agent and Registrar
Computershare Trust Company, N.A.
Stock Exchange Listing

		6.00%
	Common	Preferred
NYSE–Symbol:	GCV	GCV PrB
Shares Outstanding:	13,297,318	965,548
The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Convertible Securities Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Convertible Securities Funds.”
The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds’ Internet homepage at: www.gabelli.com, or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase shares of its common stock in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase shares of its preferred stock in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC. One Corporate Center Rye, NY 10580-1422 (914) 921-5070 www.gabelli.com Third Quarter Report September 30, 2010 GCV Q3/2010

Item 2. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 3. Exhibits.
Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) The Gabelli Convertible and Income Securities Fund Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert Bruce N. Alpert, Principal Executive Officer
Date 11/26/10
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert Bruce N. Alpert, Principal Executive Officer
Date 11/26/10

By (Signature and Title)*	/s/ Agnes Mullady Agnes Mullady, Principal Financial Officer and Treasurer
Date 11/26/10

*	Print the name and title of each signing officer under his or her signature.